A. CATHERINE NGO PresidentPAUL & YONAMINEChief Executive Officer Chief Executive Officer DAVID S. MORIMOTO ExecutiveA. CATHERINE Vice President NGO & PresidentChief Financial Officer AUGUST 2018 DAVID S. MORIMOTO Chief Financial Officer FEBRUARY 2019

FORWARD LOOKING STATEMENTS This presentation may contain forward-looking statements concerning: projections of revenues, income/loss, earnings/loss per share, capital expenditures, dividends, capital structure, or other financial items, plans and objectives of management for future operations, future economic performance, or any of the assumptions underlying or relating to any of the foregoing. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, and may include the words “believes,” “plans,” “intends,” “expects,” “anticipates,” “forecasts,” “hopes,” “should,” “estimates”, “may”, “will”, “target” or words of similar meaning. While we believe that our forward-looking statements and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could materially differ from forward-looking statements for a variety of reasons, including, but not be limited to: an increase in inventory or adverse conditions in the Hawai'i and California real estate markets and deterioration in the construction industry; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality, and losses in our loan portfolio; the impact of local, national, and international economies and events (including natural disasters such as volcanoes, hurricanes, wildfires, tsunamis, storms and earthquakes) on the Company’s business and operations and on tourism, the military, and other major industries operating within the Hawai'i market and any other markets in which the Company does business; deterioration or malaise in domestic economic conditions, including destabilization in the financial industry and deterioration of the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd- Frank Wall Street Reform and Consumer Protection Act, changes in capital standards, other regulatory reform, including but not limited to regulations promulgated by the Consumer Financial Protection Bureau, government-sponsored enterprise reform, and any related rules and regulations on our business operations and competitiveness; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; ability to successfully implement our initiatives to lower our efficiency ratio; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, securities market and monetary fluctuations; negative trends in our market capitalization and adverse changes in the price of the Company’s common shares; political instability; acts of war or terrorism; changes in consumer spending, borrowings and savings habits; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; technological changes; changes in the competitive environment among financial holding companies and other financial service providers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; our ability to attract and retain skilled employees; changes in our organization, compensation and benefit plans; and our success at managing the risks involved in the foregoing items. For further information on factors that could cause actual results to materially differ from forward-looking statements, please see the Company’s publicly available Securities and Exchange Commission filings, including the Company’s Form 10-K for the fiscal year ended December 31, 2017, and, in particular, the discussion of “Risk Factors” set forth therein. The Company does not update any of its forward-looking statements except as required by law. 2

CORPORATE PROFILE Founded in 1954 by Japanese-American veterans of World War II 65 years later, Central Pacific continues to MARKET work for our customers, shareholders, INFORMATION employees and the community. NYSE TICKER CPF Assets $5.8B Market Cap $844 Mil Share Price $29.24 Dividend Yield 2.80% CAGR 14.4% HAWAII FRANCHISE • 35 Central Pacific Bank (CPB) Branches in Hawaii only • 4th largest financial institution in Hawaii Note: Assets as of December 31, 2018. Market cap, share price and dividend yield as of February 6, 2019. CAGR based on share price appreciation from recapitalization in February 2011 3 through February 6, 2019.

CPB BRANCH POSITIONING Oahu (27) Kauai (2) Maui (4) 35 BRANCHES IN THE STATE OF HAWAI'I Hawai'i (2) Concentrated on Oahu where 70% of the State’s population lives. 4

SHAREHOLDER VALUE DRIVERS 1 STRONG HAWAII MARKET & 12 ATTRACTIVE MARKET POSITION NICHE GROWTH OPPORTUNITIES 3 SUPPORTED WITH 2 STRONG EFFICIENCY PRODUCTS IMPROVEMENT OPPORTUNITY 4 SOLID CAPITAL AND CREDIT 5

STRONG HAWAII MARKET REAL GDP HOUSING ECONOMIC DRIVER LABOR MARKET $79.5B in 2017 $788,000 Tourism drives 2.5% up 1.2% from Median single 20% of Hawaii Unemployment 2016. family home price GDP; 9.8M visitor compared to on Oahu arrivals and 3.9% nationally $17.8B in visitor spending Note: Housing, Economic Driver and Labor Market data as of December 31, 2018. 6

DIVERSITY OF TOURISM – VISITOR ARRIVALS Europe Visitor Arrivals 1.5% Australia / New 2018 China Korea Zealand 1.4% 2.3% Other 4.2% 4.4% Canada 5.4% US West 42.9% Japan 16.0% 2018 GROWTH REGIONS US West +10% US East US East +8% 21.9% Australia/New Zealand +3% Canada +3% Source: Hawaii Tourism Authority. Data as of December 31, 2018. 7

SIGNIFICANT HAWAII RESIDENTIAL DEVELOPMENT . Kaka’ako: 22 New High- Rise Condominiums in Honolulu. 13 completed, 9 in progress or planning. . Ho’opili: 11,750 new home development project with building permits of $4.6B underway in West Oahu . Koa Ridge: 3,500 new home development project underway in Central Oahu, with an estimated cost of $2B Source: Honolulu Star Advertiser, Hawai'i Community Development Authority, Pacific Business News. 8

SIGNIFICANT HAWAII PUBLIC & COMMERCIAL DEVELOPMENT . Rail Construction for 20-mile route on Oahu with an estimated cost of $8.3B . Modernization of the Daniel K. Inouye International Airport in Honolulu, $1.3B project . Atlantis Resort Development in West Oahu, 26 acres with an estimated cost of $2B Source: Honolulu Star Advertiser, Hawaii Community Development Authority, Honolulu Rail Transit, Hawaii Airports Modernization, Pacific Business News. 9

ATTRACTIVE POSITION IN HAWAII MARKET LARGE SMALL INSTITUTIONS INSTITUTIONS . First Hawaiian Bank . Territorial Savings . $20B total assets . $2B total assets . . 61 branches $5.7B total assets . 29 branches . 35 branches . Bank of Hawaii . Hawaii National Bank . $17B total assets . $0.6B total assets Large enough to serve . 69 branches . 13 branches most Hawai'i customers. . American Savings . Finance Factors Bank Small enough to provide . $0.6B total assets . $7B total assets differentiated service. . 14 branches . 49 branches Note: Data as of September 30, 2018. 10

NICHE BANKING GROWTH OPPORTUNITIES . SMALL SBA Lender of the Year Category II, 7 years in a row, with more loans originated than the BUSINESSES 3 other large Hawaii banks combined CPB leads the Hawaii . Streamlined credit underwriting, Small Business market documentation and booking processes . Relationships with physician and dental organizations and schools have been successful in growing market share JAPAN BUSINESS . Agreements with Hokuyo Bank and TSUBASA DEVELOPMENT Alliance of Japan for relationship development and two-way referral of business Relationships with significant Japanese banks . In September 2018, Central Pacific Bank provides unique appointed its founding group of Japan Bank opportunity Advisors. The Japan Bank Advisors will assist CPB in identifying, developing and growing business opportunities between Hawaii and Japan. 11

SMALL BUSINESS ONLINE BANKING PRODUCT . Valuable tool for small businesses to automate banking transactions and processing . Multi-user logins . Mobile functionality . No monthly fees . Strong and consistent client enrollments since product launch in July 2016 12

FLAGSHIP DEPOSIT PRODUCT- EXCEPTIONAL PLAN Plan links personal deposit accounts with a combined minimum balance of $10,000 and offers numerous free benefits and services to the customer. PRODUCT SUMMARY CUSTOMER BENEFITS Total Balances $1.4 Billion  ATM fees waived Wtd Avg Rate 0.11%  Free checks  Free notary  Free safe deposit box  No wire fees  Preferred Platinum Debit MasterCard  Mobile banking  Online Bill Pay 13

DEPOSIT PRICING SENSITIVITY CYCLE TO DATE YEAR OVER YEAR 4Q15 4Q18  Beta 4Q17 4Q18  Beta Fed Funds 0.50%  2.25% 1.75% 1.50%  2.25% 0.75% Total Deposit Rates 0.09%  0.43% 0.34% 19% 0.28%  0.43% 0.15% 20% Core Rates ($4.0B) 0.06%  0.10% 0.04% 2% 0.07%  0.10% 0.03% 4% Non-Core Rates ($0.9B) 0.21%  1.82% 1.61% 92% 1.13%  1.82% 0.69% 92% Core deposits which totals $4.0B have had minimal upward repricing this cycle to date. Total deposit rates have repriced up only 19% of the Fed Funds movement this cycle to date. Note: The above tables exclude the 12/19/18 Fed Funds rate increase as it was close to period-end. 14

EFFICIENCY RATIO IMPROVEMENT WITH FURTHER OPPORTUNITY 120% Efficiency Ratio 100% 80% 63.6% 60% 40% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 EFFICIENCY INITIATIVES . Reallocate assets from the investment securities portfolio to the loan portfolio. . Reduce higher cost public deposits and Trust Preferred Securities. . Implement digital strategy including new online banking platform and commercial loan origination system. . Focus on building out Trust and Wealth Management business to increase fee income. 15

STRONG CAPITAL POSITION & CONTINUED OPTIMIZATION Regulatory Capital Ratios As of December 31, 2018 18.0% 14.7% Total CASH DIVIDENDS RBC 16.0% . $0.21 per share in 4Q18, up 17% YoY 1.2% . Dividend yield of 2.80%* 14.0% 1.6% . Dividend payout ratio of 39% in 4Q18 12.0% and 41% for the year ended 2018 Tier 2 10.0% Tier 1 SHARE REPURCHASES CET1 8.0% . 1.2 million shares totaling $32.8 6.0% 11.9% 9.9% million repurchased in 2018 4.0% 8.5% 2.0% 0.0% Risk-based Tier 1 TCE Capital Leverage * Dividend yield calculated based on CPF stock price on 2/6/19. 16

SOLID CREDIT POSITION $600 $500 Non-Performing Assets $500 $400 $303 Millions $300 $196 $200 $144 0.05% of $90 Total Assets $100 $47 $42 at 12/31/18 $16 $9 $4 $3 $- 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 C&D Comml Mtg Resi Mtg/Home Equity C&I/Other 17

STRONG RESERVE COVERAGE ALLL/Total Loans 10.00% 8.89% 9.00% 8.00% 7.00% 6.75% 5.91% 6.00% 5.00% 4.37% 4.00% 3.19% 2.97% 2.00% 1.97% 2.53% 3.00% 2.08% 1.97% 1.69% 1.61% 1.48% 1.48% 1.33% 1.23% 2.00% 1.11% 0.98% 0.94% 1.17% 1.00% 0.00% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 CPF Peer Note: National peer group is comprised of publicly traded U.S. banks with total assets between $3 and $7 billion (82 banks). Source: SNL Financial 18

SHAREHOLDER VALUE DRIVERS 1 STRONG HAWAII MARKET & 12 ATTRACTIVE MARKET POSITION NICHE GROWTH OPPORTUNITIES 3 SUPPORTED WITH 2 STRONG EFFICIENCY PRODUCTS IMPROVEMENT OPPORTUNITY 4 SOLID CAPITAL AND CREDIT 19

A. CATHERINE NGO President & Chief Executive Officer DAVIDTHANK S. MORIMOTO YOU Executive Vice President & Chief Financial Officer AUGUST 2018 20

A. CATHERINE NGO President & Chief Executive Officer DAVIDAPPENDIX S. MORIMOTO Executive Vice President & Chief Financial Officer AUGUST 2018 21

FINANCIAL HIGHLIGHTS YEAR ENDED DECEMBER 31, ($ in millions) 2018 2017 2016 2015 2014 Balance Sheet (period end data) Loans and leases $4,078.4 $3,770.6 $3,524.9 $3,211.5 $2,932.2 Total assets 5,807.0 5,623.7 5,384.2 5,131.3 4,853.0 Total deposits 4,946.5 4,956.4 4,608.2 4,433.4 4,110.3 Total shareholders' equity 491.7 500.0 504.7 494.6 568.0 Income Statement Net interest income $173.0 $167.7 $158.0 $149.5 $143.4 Provision (c redit) for loan & lease losses (1.1) (2.7) (5.5) (15.7) (6.4) Other operating income 38.8 36.5 42.3 34.8 41.2 Other operating expense (excl goodwill) 134.6 131.1 ** 132.5 ** 126.0 ** 128.8 ** Income taxes (benefit) 18.8 34.6 *, ** 26.3 ** 28.1 ** 21.8 ** Net income 59.5 41.2 * 47.0 45.9 40.4 Profitability Return on average assets 1.05% 0.75% * 0.90% 0.92% 0.85% Return on avg shareholders' equity 12.22% 8.03% * 9.16% 8.91% 6.80% Effic ienc y ratio 63.59% 64.19% ** 66.17% ** 68.34% ** 69.77% ** Net interest margin 3.22% 3.28% 3.27% 3.30% 3.32% Capital Adequacy (period end data) Leverage capital ratio 9.9% 10.4% 10.6% 10.7% 12.0% Total risk-based c apital ratio 14.7% 15.9% 15.5% 15.7% 18.2% Asset Quality Net loan charge-offs/average loans 0.02% 0.11% 0.03% -0.16% 0.12% Nonac c rual loans/total loans (period end) 0.06% 0.07% 0.24% 0.44% 1.33% * Results were negatively impacted by a one-time $7.4 M charge for the revaluation of our net DTA due to Tax Reform. ** Results have been restated for an accounting policy change for low-income housing tax credit partnerships from the cost method to the proportional amortization method 22

STRONG LOAN GROWTH (2011- 2018) Balances Outstanding 7 Yr. $4,500 CAGR $4,030 $4,078 $4,000 $3,771 $3,525 $3,500 $3,212 $3,042 $2,932 $3,000 +11.3% $2,631 $2,500 $2,204 $2,169 $2,064 Millions $2,000 +21.1% $1,500 +18.1% -11.8% $1,000 +5.8% $500 $0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Comml Mtg Construction C&I Consumer/Other Resi Mtg/Home Equity 23

LOAN PORTFOLIO COMPOSITION ($ IN MILLIONS) DECEMBER 31, 2018 DECEMBER 31, 2017 CHANGE BALANCE % BALANCE % $ % Hawaii Portfolio Residential Mo rtgage $1,428 35% $1,341 35% $87 6% Ho me Equity 469 11% 412 11% 57 14% Co mmercial Mo rtgage 861 21% 807 21% 54 7% Co mmercial & Ind/Leasing 439 11% 401 11% 38 9% Construction 65 2% 62 2% 3 5% Consumer 358 9% 323 9% 35 11% Total Hawaii Portfolio $3,620 89% $3,346 89% $274 8% Mainland Portfolio Co mmercial Mo rtgage $179 4% $171 4% $8 5% Co mmercial & Industrial 143 4% 104 3% 39 38% Construction 2 0% 3 0% -1 -33% Consumer 134 3% 147 4% -13 -9% Total Mainland Portfolio $458 11% $425 11% $33 8% Total Loan Portfolio $4,078 100% $3,771 100% $307 8% 24

HAWAII DEPOSIT PRICING ADVANTAGE Total Deposit Cost 2.50% 2.35% 2.00% 1.63% 1.59% 1.50% 1.09% 1.05% 1.00% 0.78% 0.64% 0.54% 0.52% 0.40% 0.36% 0.39% 0.50% 0.30% 0.34% 0.33% 0.23% 0.14% 0.11% 0.09% 0.09% 0.12% 0.00% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 CPF Peer Note: National peer group is comprised of publicly traded U.S. banks with total assets between $3 and $7 billion (82 banks). Source: SNL Financial 25

CREATING VALUE FOR OUR EMPLOYEES & THE COMMUNITY BEST PLACES TO WORK . Central Pacific Bank has been awarded as one of the “Best Places to Work” by Hawaii Business Magazine for the last 9 years in a row. . Average employee tenure for VP’s and above is 12 years. COMMUNITY FOCUS . CPB Foundation has granted over $3 million in support of Hawaii charities and non-profits since 2011. . CPB consistently received an Outstanding CRA rating for the past 5 examinations. 26